UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 15, 2022 (September 14, 2022)

ANGEL POND HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40382	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

45 East 85th Street, 9E New York, NY	10028
(Address of principal executive offices)	(Zip Code)

(212) 878-3702

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one-third of one redeemable warrant	POND.U	New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	POND	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	POND WS	New York Stock Exchange

☒      Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐      If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement.

On September 14, 2022, Mangomill plc (“Mangomill”) and Angel Pond Partners LLC (the “Sponsor”) signed an intra-group loan agreement (the “Loan Agreement”) whereby the Sponsor shall make available to Mangomill a loan facility in an aggregate amount of EUR263,063.50 to be advanced upon Mangomill’s written request at any time between the date of the Loan Agreement and the time and date on which the cross-border merger of MariaDB Corporation Ab with and into Mangomill becomes effective (the “Effective Time”). The Note is non-interest bearing and is payable on the Sponsor’s written demand to Mangomill, or in absence of such prior demand, all outstanding principal will be due and payable to the Sponsor on the Effective Time.

The issuance of the Loan Agreement was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933.

The foregoing description is qualified in its entirety by reference to the Loan Agreement, a copy of which is filed as Exhibit 10.19 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits

10.19	Loan Agreement, dated September 14, 2022 between the Mangomill plc and the Sponsor

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Angel Pond Holdings Corporation

Date: September 15, 2022	By:	/s/ Theodore Wang
	Name:	Theodore Wang
	Title:	Chief Executive Officer